Loss per Share	12 Months Ended
Dec. 31, 2017
Loss per Share [Abstract]
Loss per Share
12.	Loss per Share:

The calculation of net loss per common share is summarized below:

	For the years ended December 31,
	2017	2016	2015
Net loss	(3,235)	(24,623)	(8,956)

Weighted average common shares outstanding – basic	35,845,890	20,553,007	10,773,404
Net loss per common share – basic	$(0.09)	$(1.20)	$(0.83)

As of December 31, 2017, 2016 and 2015, securities that could potentially dilute basic EPS in the future that were not included in the computation of diluted EPS, because to do so would have anti-dilutive effect, are any incremental shares of non-vested equity incentive plan shares (Note 13) and of unexercised warrants (Note 10), both calculated with the treasury stock method, as well as shares assumed to be converted with respect to the convertible promissory notes (Note 3) calculated with the if-converted method.